CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

January 27, 2009
Date of Report
(Date of Earliest Event Reported)

Westergaard.com, Inc.
 (Exact name of registrant as specified in its charter)

Delaware		52-2002729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17 State Street, Floor 20
New York, NY 10004
 (Address of principal executive offices (zip code))

212-732-7184
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 8 – Other Events
Item 8.01: Other Events

Effective as of January 22, 2009, our common stock was listed on the Over the Counter Bulletin Board, under the symbol “WSYS.”

Our securities originally began trading on the OTCBB on June 12, 1997; however, they were removed from the OTCBB on March 8, 2001 to the pink sheets and ceased trading completely on February 16, 2006.   On January 20, 2009, FINRA approved our application to re-list our common stock on the OTCBB and the listing became effective on January 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westergaard.com, Inc.
By: /s/  Anne Straton

      Name:  Anne Straton
      Title:   President

Dated:  January 28, 2009